EXHIBIT 24.3
                         SOUTHERN CALIFORNIA EDISON COMPANY

                                   POWER OF ATTORNEY


      The undersigned Southern California Edison Company, a California corporation, and certain of its officers and/or directors, pursuant to a resolution adopted July 20, 1995, do each hereby constitute and appoint JOHN E. BRYSON, ALAN J. FOHRER, R. K. BUSHEY, BRYANT C. DANNER, KENNETH S. STEWART, C. ALEX MILLER, W. J. SCILACCI, PATRICIA N. GLAZIER, DOROTHY J. FULCO, JOHN STADNIK, THOMAS J. DENNIS, CHARLES COOKE AND BEVERLY MARSHALL and/or any one of them, to act as attorney-in-fact, for and in their respective names, places and steads, to execute, sign, file or cause to be filed one or more Registration Statements and any and all exhibits, amendments and/or supplements thereto to be filed by Southern California Edison Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering one or more series of debt securities in an amount not to exceed $700,000,000 (the "Debt Securities"), such Debt Securities to be issued pursuant to (i) an indenture dated October 1, 1923, between this corporation and Harris Trust and Savings Bank, as trustee, as may be further amended or supplemented, (ii) an indenture dated as of January 15, 1993, between this corporation and Harris Trust and Savings Bank, as trustee, as may be further amended or supplemented, (iii) an indenture dated as of May 1, 1995, between this corporation and The First National Bank of Chicago, as trustee, as may be further amended or supplemented, or (iv) any one or more additional indentures to be entered into by this corporation and any one or more additional trustees with respect to the issuance of Debt Securities, and for the further purpose of qualifying any one or more of the foregoing indentures, as may be amended or supplemented, under the Trust Indenture Act of 1939, as amended; granting unto said attorney-in-
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fact, and each of them full power and authority to do and perform all and every act and thing whatsoever necessary or appropriate as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.
      Executed at Rosemead, California, as of this 20th day of July, 1995.

                                 SOUTHERN CALIFORNIA EDISON COMPANY


                                 By               John E. Bryson
                                    ---------------------------------------
                                             Chairman of the Board,
                                      Chief Executive Officer and Director
(Seal)

Attest:

         Kenneth S. Stewart
________________________________
             Secretary
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Principal Executive Officer and Director:


               John E. Bryson
---------------------------------------------     Chairman of the Board,
                John E. Bryson                       Chief Executive
                                                    Officer and Director

Principal Financial Officer:


                Alan J. Fohrer
----------------------------------------    Executive Vice President and
                Alan J. Fohrer                    Chief Financial Officer

Controller and Principal Accounting Officer:


                 R. K. Bushey
---------------------------------------    Vice President and Controller
                 R. K. Bushey

Directors:

                Howard P. Allen
---------------------------------------
                Howard P. Allen              Director


                Winston H. Chen
---------------------------------------      Director
                Winston H. Chen


               Stephen E. Frank
---------------------------------------      Director
               Stephen E. Frank


               Camilla C. Frost
----------------------------------------     Director
               Camilla C. Frost


                Joan C. Hanley
----------------------------------------     Director
                Joan C. Hanley



----------------------------------------     Director
              Carl F. Huntsinger

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               Charles D. Miller
-----------------------------------------    Director
               Charles D. Miller


                Luis G. Nogales
----------------------------------------     Director
                Luis G. Nogales


                Ronald L. Olson
---------------------------------------      Director
                Ronald L. Olson


                 J. J. Pinola
---------------------------------------      Director
                 J. J. Pinola


                James M. Rosser
---------------------------------------      Director
                James M. Rosser


              E. L. Shannon, Jr.
---------------------------------------      Director
              E. L. Shannon, Jr.


                Robert H. Smith
---------------------------------------      Director
                Robert H. Smith


               Thomas C. Sutton
---------------------------------------      Director
               Thomas C. Sutton


               Daniel M. Tellep
---------------------------------------      Director
               Daniel M. Tellep


               James D. Watkins
---------------------------------------      Director
               James D. Watkins


                Edward Zapanta
---------------------------------------      Director
                Edward Zapanta